                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Paul A. Ricci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the three month period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.


                                           By:   /s/ PAUL A. RICCI
                                           ---------------------------------
                                           Paul A. Ricci
                                           Chief Executive Officer and
                                           Chairman of the Board
                                           May 15, 2003


I, Richard S. Palmer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the three month period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.

                                            By:   /s/ Richard S. Palmer
                                            ---------------------------------
                                            Richard S. Palmer
                                            Senior Vice President and
                                            Chief Financial Officer
                                            May 15, 2003